AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (the “Amendment”), dated as of March 6, 2006, is made by and between INTERLEUKIN GENETICS, INC., a Delaware corporation (“Employer”), and PHILIP R. REILLY, an individual (“Employee”). Employer and Employee are parties to an Employment Agreement, dated April 1, 2000 (the “Employment Agreement”). Terms not otherwise defined in this Amendment shall have the meanings given to them in the Employment Agreement.

The parties agree as follows:

1.    In Section 1 of the Employment Agreement, the Term is extended to continue until March 31, 2006.

2.    Except as amended hereby, all of the terms and conditions of the Employment Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted by the Employment Agreement.

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This Amendment No. 2 to the Employment Agreement has been executed and delivered by the parties hereto as of the date first above written.

INTERLEUKIN GENETICS, INC.

By	/s/ KENNETH S. KORNMAN	/s/ PHILIP R. REILLY
	Kenneth S. Kornman	PHILIP R. REILLY, M.D.; J.D.
Its President